UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                December 5, 2002
                                ----------------
                                 Date of Report



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




       Pennsylvania                   000-22026                 25-1407782
  ----------------------           ---------------           ----------------
 (State or other              (Commission File Number)      (IRS Employer
      jurisdiction of                                        Identification No.)
              corporation)





One RentWay Place, Erie, Pennsylvania                           16505
--------------------------------------------------------------------------------
(Address of principal executive offices)                       Zip Code



Registrant's telephone number, including area code:         (814) 455-5378
                                                       -------------------------

Item 5.           Other Events


              Rent-Way Schedules Fourth Quarter and Fiscal Year End
                      Earnings Release and Conference Call

Erie, Pennsylvania, December 5, 2002 -- Rent-Way Inc. (NYSE:RWY) today announced it will host a conference call in connection with the release of financial results for its fourth quarter and fiscal year end which ended September 30, 2002. The call will take place at 4:30 PM (EST) on Thursday, December 19, 2002.

Participants may access the call via web cast at:

http://www.firstcallevents.com/service/ajwz370653640gf12.html

A replay of the web cast will be available for two weeks.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,062 stores

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  Rent-Way, Inc.
                             -----------------------
                                   (Registrant)




      December 5, 2002                         /s/William A. McDonnell
---------------------------              ---------------------------------------
            Date                                       (Signature)
                                                  William A. McDonnell
                                                   Vice President and
                                                Chief Financial Officer




      December 5, 2002                         /s/ John A. Lombardi
---------------------------              ---------------------------------------
            Date                                      (Signature)
                                                   John A. Lombardi
                                         Chief Accounting Officer and Controller